Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Bayview Asset Selector VII, LLC (the “Company”)

Truist Securities, Inc.

Wells Fargo Securities, LLC

ING Financial Markets LLC

(together, the “Specified Parties”)

Re: Bayview Opportunity Master Fund VII 2023-CPACE1, LLC – Data File and Amortization Schedules Procedures

We have performed the procedures described below on the specified attributes in:

(i)	an electronic data file entitled “DBRS Morningstar C-PACE Data Request - 8.31.23 cutoff - 10.6 Final Updates.xlsx” (the “Data File”), provided by the Company on October 6, 2023, containing information on 13 commercial property assessed clean energy assets which we were informed are intended to be included as collateral in the offering by Bayview Opportunity Master Fund VII 2023-CPACE1, LLC (the “C-PACE Assets” listed in Exhibit A) as of August 31, 2023, and
(ii)	an electronic data file entitled “Copy of DBRS Morningstar C-PACE Data Request - V 9.13 - KPMG.xlsx” (the “Amortization Schedules”), provided by the Company on September 13, 2023, containing the contractual amortization schedule for each C-PACE Asset.

The Company is responsible for the specified attributes identified by the Company in the Data File and Amortization Schedules.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and Amortization Schedules. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.
•	The term “Cutoff Date” means August 31, 2023.
•	The term “Sources” means:
–	For each C-PACE Asset, the following documents (as applicable): Financing Agreement, Assessment Contract (each, a “Financing Agreement”), Credit Memo, Appraisal, Promissory Note, Issuance Direction, Purchase Supplement, and/or Executed Specimen Bond, provided by the Company from September 13, 2023 to October 6, 2023;
–	An electronic data file entitled “C-PACE Construction Tracking Sheet_8-31-23 cutoff - 10.6 Final Updates.xlsx” provided by the Company on October 6, 2023, listing the amount of all disbursements made on each C-PACE Asset as of the Cutoff Date (the “Construction Tracker”); and,
–	Payment schedule information indicated within the Amortization Schedules (the “Payment Schedule”)
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

I.	Data File Procedures

For each C-PACE Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
State	Appraisal
Property Address	Appraisal, Financing Agreement
Taxing Authority Name	Financing Agreement

Attribute	Sources / Instructions
Property Type

Appraisal, Credit Memo

If the Appraisal or Credit Memo shows multiple property types, compare to the property type with the greatest square footage.

Differences due to abbreviations of property types were not considered to exceptions.

DSCR	Credit Memo
PACE Lien to Value Ratio	Financing Agreement, Appraisal Recompute as the (i) Original Assessment/Bond Balance in the Financing Agreement divided by (ii) the as-stabilized or aggregate retail value in the Appraisal.
Assessment/Bond Coupon	Financing Agreement, Promissory Note
Original Term	Financing Agreement Recompute as the number of years between the closing date and the financing maturity date in the Financing Agreement
Prepayment Penalty	Financing Agreement For C-PACE Assets #2, #3, #4, and #5, subtract 100% from the Prepayment Penalty percentages greater than 100% listed in the Financing Agreement.
Original Assessment/Bond Balance	Financing Agreement
Current Assessment/Bond Balance	Financing Agreement
Payment Frequency	Payment Schedule
PACE Proceeds Funded to Borrower to Date

PACE Proceeds Disbursed to Developer/Contractor to Date and/or % PACE Commitment Disbursed listed in the Construction Tracker.

In the event the “% PACE Commitment Disbursed” field in the Construction Tracker is “N/A,” indicating that the assessment was fully disbursed at the closing date of the C-PACE Asset, compare to the PACE Total Disbursement Commitment in the Construction Tracker.

We found such information to be in agreement.

II.	Amortization Schedules Procedures

For each C-PACE Asset, we compared the specified attributes in the Amortization Schedules listed below to or using the corresponding information in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Amortization Schedules to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Payment Dates

Financing Agreement, Issuance Direction, Purchase Supplement, Executed Specimen Bond

For C-PACE Assets in California, the Company informed us the Payment Dates are September 2nd and March 2nd of each contract year.

Interest Component corresponding to each Payment Date	Financing Agreement, Issuance Direction, Purchase Supplement, or Executed Specimen Bond
Principal Component corresponding to each Payment Date	Financing Agreement, Issuance Direction, Purchase Supplement, or Executed Specimen Bond
Total Payment Amount corresponding to each Payment Date	Financing Agreement, Issuance Direction, Purchase Supplement, or Executed Specimen Bond
Principal Remaining corresponding to each Payment Date	Financing Agreement, Issuance Direction, or Purchase Supplement

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and Amortization Schedules. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, Amortization Schedules, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the C-PACE Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the C-PACE Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such C-PACE Assets being securitized, (iii) the compliance of the originator of the C-PACE Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the C-PACE Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
October 11, 2023

Exhibit A

The C-PACE Assets

C-PACE Asset #	Asset Number
1	300003843
2	300003780
3	300003997
4	300004009
5	300003987
6	300004030
7	300004047
8	300004005
9	300003934
10	300004109
11	300004036
12	300004034
13	300004169